UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2024

FORIAN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40146	85-3467693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 400, Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 225-6263

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FORA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Explanatory Note

On November 6, 2024, Forian Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report under Items 1.01 and 2.01 thereof the Company’s acquisition of Kyber Data Science LLC (“Kyber”) on October 31, 2024 (the “Transaction”).

This Amendment No. 1 on Form 8-K/A amends the Original Report to include the consolidated financial statements of Kyber as required under Item 9.01(a) of Form 8-K and the pro forma financial information as required under and Item 9.01(b) of Form 8-K, which were not included in the Original Report. No other amendments to the Original Report are being made by this Amendment No. 1.

The unaudited pro forma condensed combined financial statements in this Amendment No. 1 have been presented for informational purposes only, as required by Form 8-K in accordance with Article 11 of Regulation S-X, and are not intended to represent or to be indicative of the income or financial position that the Company would have reported had the Transaction been completed as of the dates set forth in the unaudited pro forma condensed combined financial statements due to various factors. The unaudited pro forma condensed combined statement of financial position does not purport to represent the future financial position of the Company and the unaudited pro forma condensed combined statements of operations do not purport to represent the future results of operations of the Company.

Item 9.01	Financial Statements and Exhibits

(a)
Financial Statements of Business Acquired.

The audited consolidated financial statements of Kyber as of and for the year ended December 31, 2023, and the notes related thereto, are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and incorporated herein. The consent of Ernst & Young LLP, the independent auditor of Kyber, is attached hereto as Exhibit 23.1 to this Current Report on Form 8-K/A.

The unaudited consolidated financial statements of Kyber as of and for the nine months ended September 30, 2024, and the notes related thereto, are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and incorporated herein.

(b)
Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company and Kyber as of and for the nine months ended September 30, 2024, and as of and for the year ended December 31, 2023, and the notes related thereto, each giving effect to the Transaction, are filed with this Current Report on Form 8-K/A as Exhibit 99.3 and incorporated herein.

(d)	Exhibits

The Company hereby files or furnishes, as applicable, the following exhibits:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of Kyber Data Science LLC as of and for the year ended December 31, 2023, and the notes related thereto.

99.2	Unaudited consolidated financial statements of Kyber Data Science LLC as of and for the nine months ended September 30, 2024, and the noted related thereto.

99.3
Unaudited pro forma condensed combined financial statements of the Company and Kyber as of and for the nine months ended September 30, 2024, and as and for the year ended December 31, 2023, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORIAN INC.

Dated: January 16, 2025	By:	/s/ Edward Spaniel, Jr.
	Name:	Edward Spaniel, Jr.
	Title:	Executive Vice President, General Counsel and Secretary